                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per Share, of Classic Vacation Group, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 14th day of November 2001.


                                            CVG INVESTMENT LLC

                                            By: /s/ Jeanette Welsh
                                               --------------------------------


                                            GV INVESTMENT LLC

                                            By: /s/ Jeanette Welsh
                                               --------------------------------


                                            THREE CITIES FUND III, L.P.
                                            By: TCR Associates III, L.L.C.
                                                General Partner
                                                By: TCR GP. L.L.C.
                                                     Managing Member

                                             By: /s/ J. William Uhrig
                                                --------------------------------
                                                     Managing Member


                                             THREE CITIES RESEARCH, INC.

                                              By: /s/ J. William Uhrig
                                                 -------------------------------


                                             THAYER EQUITY INVESTORS III, L.P.
                                             By TC Equity Partners, L.L.C.
                                                      Its general partner

                                             By: /s/ Fred Malek
                                                --------------------------------


                                             TC EQUITY PARTNERS, L.L.C.


                                             By: /s/ Fred Malek
                                                --------------------------------

                                   SIGNATURES


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


         Dated:  November 14, 2001


                                               CVG INVESTMENT LLC

                                               By: /s/ Jeanette Welsh
                                                  ----------------------------


                                               GV INVESTMENT LLC

                                               By: /s/ Jeanette Welsh
                                                   ----------------------------


                                               THREE CITIES FUND III, L.P.
                                               By: TCR Associates III, L.L.C.
                                                      General Partner
                                                      By: TCR GP. L.L.C.
                                                          Managing Member

                                               By: /s/ J. William Uhrig
                                                  ----------------------------
                                                        Managing Member


                                               THREE CITIES RESEARCH, INC.

                                               By: /s/ J. William Uhrig
                                                  ----------------------------


                                               THAYER EQUITY INVESTORS III, L.P.
                                               By TC Equity Partners, L.L.C.
                                                        Its general partner

                                               By: /s/ Fred Malek
                                                  ----------------------------


                                               TC EQUITY PARTNERS, L.L.C.


                                               By: /s/ Fred Malek
                                                  ----------------------------

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Bernstein, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments to this Statement on
Schedule 13D and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and execute all such other documents as they, or any of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


                                               CVG INVESTMENT LLC

                                               By: /s/ Jeanette Welsh
                                                  ----------------------------


                                               GV INVESTMENT LLC

                                               By: /s/ Jeanette Welsh
                                                  ----------------------------


                                               THREE CITIES FUND III, L.P.
                                               By: TCR Associates III, L.L.C.
                                                      General Partner
                                                      By: TCR GP. L.L.C.
                                                          Managing Member

                                               By: /s/ J. William Uhrig
                                                  ----------------------------
                                                        Managing Member


                                               THREE CITIES RESEARCH, INC.

                                               By: /s/ J. William Uhrig
                                                  ----------------------------


                                               THAYER EQUITY INVESTORS III, L.P.
                                               By TC Equity Partners, L.L.C.
                                                        Its general partner

                                               By: /s/ Fred Malek
                                                  ----------------------------


                                               TC EQUITY PARTNERS, L.L.C.


                                               By: /s/ Fred Malek
                                                  ----------------------------

Dated: November 14, 2001